U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): June 30, 2003

                        COMMISSION FILE NUMBER: 000-32141

                               Nutra Pharma Corp.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


            California                                 91-2021600
--------------------------------------             -------------------------
(State or jurisdiction of incorporation            (I.R.S. Employer I.D. No.)
or organization


     485 Martin Lane
     Beverly Hills, California                                  90210
(Address of principal executive offices)                        (Zip Code)
--------------------------------------                       ----------------



            Registrant's telephone number: (310) 276-8767
             ------------------------------------------------------
          (Former name or former address, if changed since last report)


Item 1.    Changes in Control of Registrant

           Not applicable

Item 2.    Acquisition or Disposition of Assets

           Not applicable

Item 3.    Bankruptcy or Receivership

           Not Applicable

Item 4.    Changes in Registrant's Certifying Accountant

           Not Applicable

Item 5.    Other Events

                                                                            1

On May 30, 2003, 9,156,961 shares issued shareholders of Bio Therapeutics, Inc. were cancelled and returned to the company's treasury, pursuant to the termination of the share exchange agreement between the company and Bio Therapeutics, Inc., dated May 30, 2002. On June 9, 2003, 10,300,000 restricted shares of common stock were issued to Opus International, in exchange for the retirement of $900,000 in loans from Opus to the company. On June 19, 2003, 1,000,000 shares issued to Erin Enterprises, Inc. were cancelled and returned to the company's treasury, and on June 24, 2003, 2,307,000 shares of common stock were cancelled and returned to the company's treasury.


Item 6.    Resignations of Registrant's Directors


Item 7.    Financial Statements and Exhibits

     (a)   Financial Statements of Business Acquired.

           Not Applicable


     (b)   Pro forma Financial Information.

     Not applicable. The Company never filed consolidated financial statements with Bio Therapeutics.


     (c)   Exhibits.

     None.


                                    SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 14, 2003

Nutra Pharma Corp.

 By:   Rik Deitsch
       ----------------------
       Rik Deitsch, President

 In connection with the annual report of Nutra Pharma Corp. on Form 8K for the period June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof, the undersigned certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
                                                                            2
     2. The information contained in the report fairly presents, in all material respects, the financial condition and results of the Company.



Dated: July 14, 2003

                                     Nutra Pharma Corp.

                                By:  Rik Deitsch
                                     ----------------------
                                     Rik Deitsch, President


                                     Nutra Pharma Corp.

Dated: July 14, 2003            By:  Zirk Engelbrecht,
                                     ------------------------
                                     Zirk Engelbrecht
                                     Chief Financial Officer

































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